EXHIBIT 10.40

Amendment to Promissory Note

Stein Mart, Inc. (“Borrower”)

SunTrust (“Lender”)

This Amendment to the Promissory Note (“Note”) dated February 2, 2018 in the principle amount of $13,738,318.06 by and between STEIN MART, INC. (“Borrower”) and SUNTRUST, as trustee (“Lender”) is entered into this 7th day of March, 2018.

In consideration of their mutual undertakings, Borrower has requested and Lender has agreed to extend the payment due date on the Note to July 1, 2018.

Accordingly, the Note is hereby modified, and Borrower agrees to repay the principal amount with interest as stated in the Note by July 1, 2018.

Signed Under Penalty of Perjury, this 7th day of March, 2018.

STEIN MART, INC. (“BORROWER”)

/s/ D. Hunt Hawkins

Signed in the presence of:

/s/ Chris Himebauch
Witness

Chris Himebauch
Printed Name

SunTrust, as Trustee u/t/a dated September 1, 1999 by and between Suntrust, Central Florida, N.A. or its successor in interest, and Borrower:

/s/ Gregory W. Kleffner
Signature

Gregory W. Kleffner
Printed Name

CFO
Title